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99.1     Audited Financial Statements of GFY, Inc.


                                 Smith & Company
           A Professional Corporation of Certified Public Accountants

                          INDEPENDENT AUDITORS' REPORT


Officers and Directors
GFY, Inc.
Buffalo Grove, Illinois

We have audited the accompanying balance sheet of GFY, Inc. (an Illinois corporation) as of December 31, 2003, and the related statement of operations, changes in stockholders' (deficit), and cash flows for the period from April 1, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GFY, Inc. as of December 31, 2003, and the results of its operations, changes in stockholders' (deficit), and its cash flows for the period from April 1, 2003 (date of inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has cash flow constraints, and an accumulated deficit, and has suffered losses from operations. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                    /s/ Smith & Company

                                                    Certified Public Accountants
Salt Lake City, Utah
April 16, 2004



         4764 South 900 East, Suite 1 o Salt Lake City, Utah 84117-4977
              Telephone: (801) 281-4700 o Facsimile: (801) 281-4701
                        E-mail: smithcocpa@earthlink.net
           Members: American Institute of Certified Public Accountants
               o Utah Association of Certified Public Accountants

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GFY, Inc.
Balance Sheet
December 31, 2003

                                 ASSETS
                                 ------

Cash                                                                   $  7,380
Inventory                                                                 1,900
                                                                       ---------
Total current assets                                                      9,280

Property and equipment, net (Note 3)                                     31,424

Franchise fee, net of amortization of $2,477  (Note 2)                   27,523
                                                                       ---------

Total Assets                                                             68,227
                                                                       =========

                 LIABILITIES AND STOCKHOLDERS' DEFICIT
                 -------------------------------------


Accrued Expenses                                                          3,797
Note payable (Note 4)                                                    60,672
Payable to shareholder (Note 4)                                          37,460
                                                                       ---------
Total current liabilities                                               101,929


Total liabilities                                                       101,929


Common Stock, no par value
  1,000 shares issued and outstanding                                     1,000

Additional paid-in capital                                                   --

Accumulated deficit                                                     (34,702)
                                                                       ---------
                                                                        (33,702)
                                                                       ---------

Total liabilities and stockholders' deficit                            $ 68,227
                                                                       =========



The accompanying notes are an integral part of these financial statements

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GFY, Inc.
Statement of Operations
For the period of April 1, 2003 (inception) to December 31, 2003




Net revenues                                                           $ 72,552

Cost of sales                                                            34,728
                                                                       ---------

Gross profit                                                             37,824

Goodwill Impairment                                                     (33,030)

General and administrative expenses                                      38,699
                                                                       ---------

Loss from operations                                                    (33,905)

Interest expense
                                                                           (797)
                                                                       ---------

Loss before provision for income taxes                                  (34,702)
                                                                       ---------

Provision for income taxes                                                    0
                                                                       ---------

Net loss                                                               $(34,702)
                                                                       =========


Net loss per weighted average outstanding share: $ (34.70) based on 1,000 shares outstanding

The accompanying notes are an integral part of these financial statements


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

GFY, Inc.
STATEMENT OF STOCKHOLDERS' DEFICIT
For the period of April 1, 2003 (inception) to December 31, 2003


                                               COMMON STOCK            ADDITIONAL
                                                                        PAID-IN       ACCUMULATED
                                             SHARES        AMOUNT       CAPITAL         DEFICIT         TOTAL
                                             ------        ------       -------         -------         -----
Stock issued to founder on 4/1/03              1,000      $  1,000      $      --      $     --       $     --

Net loss for period from April 1, 2003
  to December 31, 2003                            --            --             --       (34,702)       (34,702)
                                            ---------     ---------     ----------     ---------      ---------

Balance at December 31, 2003                   1,000      $  1,000      $      --      $(34,702)      $(34,702)
                                            =========     =========     ==========     =========      =========




The accompanying notes are an integral part of these financial statements


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GFY, INC.
STATEMENT OF CASH FLOWS
For the period of April 1, 2003 (inception) to December 31, 2003



Cash flows from Operating Activities:
  Net loss                                                             $(34,702)
  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:

Goodwill impairment                                                      30,030
Depreciation and amortization                                             8,023
CHANGE IN OPERATING ASSETS AND LIABILITIES:
Increase in accrued expenses                                              3,797
                                                                       ---------

  NET CASH USED IN OPERATING ACTIVITIES                                   7,148
                                                                       ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock                                                      1,000
Note repayment                                                           (9,328)
Loan from shareholder                                                     8,560
                                                                       ---------

  NET CASH PROVIDED BY FINANCING ACTIVITIES                                 232
                                                                       ---------

Net increase (decrease) in cash                                           7,380

Cash, at beginning of period                                                  0
                                                                       ---------

Cash, at end of period                                                 $  7,380
                                                                       =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid for interest                                             $     34
    Cash paid for taxes                                                $      0


The Company also incurred a note payable of $70,000 to purchase property and equipment of $36,970, a franchise fee of $30,000 and other assets of $3,030.

The accompanying notes are an integral part of these financial statements

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GFY, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

ORGANIZATION AND NATURE OF OPERATIONS

GFY, Inc. was incorporated in the state of Illinois on January 13, 2003 (the "Company") in order to acquire an operating Frulatti franchise in Buffalo Grove, Illinois. The restaurant offers specialty fruit juice smoothie beverages and healthy food options. The Company closed on the acquisition on April 1, 2003 and took over the operations of the business as of that date. The financial statements contain the operations of the restaurant from the effective date of acquisition through December 31, 2003.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a loss as a result of its operations in the current period. Further, the Company is in default on a note that is secured by the restaurant and the assets owned by the Company. Management is seeking financing through future collaborative arrangements with third parties to meet its cash needs. There are no assurances that funds will be available to execute the Company's operating plan or that future collaborative arrangements will be consummated. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities and the reported amounts of income and expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with an original maturity of three months or less to be cash equivalents. Balances in bank accounts may, from time to time, exceed federally insured limits.

REVENUE RECOGNITION

The Company records revenues at the time of sales. All revenues are from the direct sale of products to customers at the point of sale.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets, currently estimated at five years. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations.

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The Company periodically reviews the value of its property and equipment for impairment whenever events or changes in circumstances indicate that the book value of an asset may not be recoverable. An impairment loss would be recognized whenever the review demonstrates that the future undiscounted net cash flows expected to be generated by an asset from its use and eventual deposition are less than the carrying amount of the asset.

STOCK-BASED COMPENSATION

SFAS No. 123, "Accounting for Stock-Based Compensation," defines a fair value based method of accounting for stock-based compensation. However, SFAS No. 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method of accounting prescribed by Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees." Entities electing to remain with the accounting method of APB No. 25 must make pro forma disclosures of net income (loss) and earnings (loss) per share, as if the fair value method of accounting defined in SFAS No. 123 had been applied.

FISCAL YEAR-END

The Company has elected a March 31 year end for financial and income tax reporting purposes.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivatives must be recognized in the balance sheet at their fair market value, and the corresponding derivative gains or losses be either reported in the statement of operations or as a component of other comprehensive income depending on the type of hedge relationship that exists with respect to such derivative. Currently, the Company has no derivatives.

INVENTORY

Inventory consists of food and beverage products available for sale. Inventory is recorded at the lower of cost or market, on a first-in, first-out basis.

FRANCHISE FEE

The Company acquired a franchise fee at a value of $30,000. The cost is being amortized over a period of 109 months, which is the remaining term of the franchise agreement.

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NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of December 31, 2003:

Food service equipment            $36,970
Less accumulated depreciation      (5,546)
                                  --------
                                  $31,424
                                  ========

NOTE 4 - NOTE PAYABLE/PAYABLE TO SHAREHOLDER

On April 3, 2003, in conjunction with the acquisition of the Frulatti franchise, the Company entered into a Promissory Note in the amount of $70,000 with the seller of the franchise. The note called for monthly payments of $1,166 and a balloon payment of $28,000 on December 5, 2003. The Company failed to make the balloon payment and as a result the complete note is now due and payable. As of December 31, 2003, the principal balance due on this note was $60,672. As per the terms of the Promissory Note, upon default, an interest rate of 18% is applied to the balance of the note. Interest expense of $763 was accrued in December 2003. Interest continues to accrue at the default rate of 18%. The Company is continuing to make monthly payments on this note.

The Company is currently carrying a loan from its President and shareholder in the amount of $37,460. This note is for the repayment of expenses and payments made by the shareholder, primarily from the acquisition of the Frulatti franchise. The note is due on demand and will bear interest at 6%.

NOTE 5 - LEASES AND COMMITMENTS:

The Company leases its facilities under a 3-year lease agreement that was entered into on October 1, 2003. The monthly lease is $220 per month through September 30, 2004 and increases to $231 per month from October 1, 2004 through September 30, 2005 and increases to $242 from October 1, 2005 through September 30, 2006.

Future annual minimum lease payments for all non-cancelable operating leases as of December 31, 2003, are as follows:

                                  Operating
                                  Lease
                                  -----
Year ending December 31,
            2004                  $  2,673
            2005                     2,805
            2006                     2,178
                                  ---------
Total lease payments under
  Operating lease                 $  7,656
                                  =========

Rent expense for the period ended December 31, 2003 was $1,700.

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NOTE 6 - STOCKHOLDERS' DEFICIT

In January 2003, the founder received 1,000 shares of common stock upon formation of the Company in exchange for payment of $1,000.

NOTE 7 - INCOME TAXES

The Company's income tax expense is not significant.

NOTE 8 - SUBSEQUENT EVENTS

Subsequent to December 31, 2003, the Company effectuated an Agreement and Plan of Reorganization ("Merger" or "Merger Agreement") by and among F10 Oil & Gas Properties, Inc., a Nevada corporation, ("F10") and the Company, dated as of January 7, 2004. F10 issued a total of 20,000,000 restricted shares of its $0.001 par value common stock to the stockholders of the Company on January 12, 2004 (the "Closing"). As a result, immediately after the Merger, the former stockholders of the Company owned approximately 60.7% of F10's common stock. Subsequent to Closing, F10 changed its corporate name to GFY Foods, Inc.


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